BUSINESS LOAN AGREEMENT

------------------- --------------- ---------------- ------------ ------- ------------- ------------ ----------- ----------
    Principal         Loan Date        Maturity        Loan No     Call    Collateral     Account     Officer    Initials
   $500,000.00        11-15-1999      11-01-2000        0001       4A0        0002        2200002      64605
------------------- --------------- ---------------- ------------ ------- ------------- ------------ ----------- ----------
   References in the shaded area are for  Lender's use only and do not limit the applicability of this document to any particular loan or item.
      Any  item  above   containing  "***"  has  been  omitted  due  to  text  length limitations.
---------------------------------------------------------------------------------------------------------------------------

Borrower:   General Financial       Lender:  Commerce Bank, N.A.
            Services, Inc.                   Independence Banking Center
            8441 E. 32nd Street              125 N. Penn
            Wichita, KS 67226                PO Box 587
                                             Independence, KS 67310

================================================================================

THIS BUSINESS LOAN AGREEMENT dated November 15, 1999, is made and executed between General Financial Services, Inc. ("Borrower") and Commerce Bank, N.A. ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM: This Agreement shall be effective as of November 15, 1999, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, in principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until November 1, 2000.

      Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

      Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of in form and substance satisfactory to the Lender. Thereafter supplemental schedules shall be delivered according to the following schedule:

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

      Loan   Documents.   Borrower   shall  provide  to  Lender  the  following
      documents for the Loan: (1) the Note; (2) guaranties; (3) together with all such Related Documents as



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                             BUSINESS LOAN AGREEMENT
                                   (Continued)

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      Lender may require for the Loan; all in form and substance satisfactory to
      Lender and Lender's counsel.

      Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and deliver of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

      Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

      Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

      No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

      Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Kansas. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 8441 E. 32nd Street, Wichita, KS 67226. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender of any change in the location of Borrower's principal office. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

      Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:
      None.

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                             BUSINESS LOAN AGREEMENT
                                   (Continued)

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      Authorization.  Borrower's  execution,  delivery,  and performance of this
      Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

      Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

      Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

      Year 2000. Borrower warrants and represents that all software utilized in the conduct of its business will have appropriate capabilities and compatibility for operation to handle calendar dates falling on or after January 1, 2000, and all information pertaining to such calendar dates, in the same manner and with the same functionality as the software does respecting calendar dates falling on or before December 31, 9999. Further the Borrower warrants and represents that the data-related user interface functions, data-fields, and data-related program instructions and functions of the Software include the indication of the century.

      Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters.
      (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorized Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspection or tests made by Lender shall be at Borrower's expense and

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                             BUSINESS LOAN AGREEMENT
                                   (Continued)

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      for  Lender's  purposes  only and shall  not be  construed  to create  any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and hazardous substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

      Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

      Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

      Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in ever material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

      Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

      Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

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                             BUSINESS LOAN AGREEMENT
                                   (Continued)

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AFFIRMATIVE  COVENANTS.  Borrower  covenants  and agrees with Lender  that,  so long as this Agreement remains in effect, Borrower will:

      Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

      Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

      Financial Statements.  Furnish Lender with the following:

          (1) Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, prepared by Borrower.

          (2) Interim Statements. As soon as available, but in no event later than 20 days after the end of each month, Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.

      All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

      Additional   Information.   Furnish  such   additional   information  and
      statements, as Lender may request from time to time.

      Financial Covenants and Ratios. Comply with the following covenants and ratios:

           Working Capital Requirements. Maintain Working Capital in excess of $300,000.00

           Tangible Net worth Requirements. Maintain a minimum Tangible Net worth of not less than $1,000,000.00.

           Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

      Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower" properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the

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                             BUSINESS LOAN AGREEMENT
                                   (Continued)

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      policies or  certificates  of  insurance in form  satisfactory  to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

      Insurance Reports. Furnish to lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy;
      (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually) Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

      Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

      Loan Proceeds. Use all Loan proceeds solely for borrower's business operations, unless specifically consented to the contrary by lender in writing.

      Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

      Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

      Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

      Compliance  with  Governmental   Requirements.   Comply  with  all  laws,
      ordinances,  and  regulations,   now  or  hereafter  in  effect,  of  all
      governmental authorities applicable to the

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                             BUSINESS LOAN AGREEMENT
                                   (Continued)

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      conduct of Borrower's properties,  business and operations, and to the use
      or  occupancy  of  the  Collateral,   including  without  limitation,  the
      Americans with Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

      Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral from the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, account, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

      Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

      Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Borrower promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

      Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this

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                             BUSINESS LOAN AGREEMENT
                                   (Continued)

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Agreement  or any Related  Documents,  including  but not limited to  Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. Any Collateral also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

      Indebtedness and Liens. (1) except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's Assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

      Transfer and Liens. Fail to continue to own all of Borrower's assets, except for routine transfers, use or depletion in the ordinary course of Borrower's business. Borrower agrees not to create or grant to any person, except Lender, any lien, security interest, encumbrances, cloud on title, mortgage, pledge or similar interest in any of Borrower's property, even in the ordinary course of Borrower's business. Borrower agrees not to sell, convey, grant, lease, give, contribute, assign, or otherwise transfer any of Borrower's assets, except for sales of inventory or leases of goods in the ordinary course of Borrower's business.

      Continuity of Operations. (1) engage in any business activities substantially different than those in which Borrower is presently engaged,
      (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however, that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation

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                             BUSINESS LOAN AGREEMENT
                                   (Continued)

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      because of their  ownership of shares of Borrower's  stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

      Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

      Cessation of Advances. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (1) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (2) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (3) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (4) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (5) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

      Payment Default. Borrower fails to make any payment when due under the Loan.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

      False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

                             BUSINESS LOAN AGREEMENT
                                   (Continued)

================================================================================

      Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

      Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

      Adverse   Change.   A  material   adverse  change  occurs  in  Borrower's
      financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

      Insecurity.  Lender in good faith believes itself insecure.

      Right to Cure. If any default, other than a default on indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                             BUSINESS LOAN AGREEMENT
                                   (Continued)

================================================================================

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Borrower shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

      Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

      Attorneys' Fees; Expenses. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include all reasonable costs incurred in the collection of the Loan, including but not limited to, court costs, attorneys' fees and collection agency fees, except that such costs of collection shall not include recovery of both attorneys' fees and collection agency fees.

      Caption   Headings.   Caption   headings  in  this   Agreement   are  for
      convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

      Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or

                             BUSINESS LOAN AGREEMENT
                                   (Continued)

================================================================================

      counterclaim that it may have now or later against Lender or against any purchaser of such participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

      Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Kansas. This Agreement has been accepted by Lender in the State of Kansas.

      No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

      Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

      Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or unenforceability of any other provision of this Agreement.

                             BUSINESS LOAN AGREEMENT
                                   (Continued)

================================================================================

      Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

      Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

      Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each loan advance is made, and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

      Time Is of the Essence. Time is of the essence in the performance of this Agreement.

      Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by an party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

      Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

      Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with

                             BUSINESS LOAN AGREEMENT
                                   (Continued)

================================================================================

      all exhibits and schedules attached to this Business and Loan Agreement from time to time.

      Borrower. The word "Borrower" means General Financial Services, Inc., and all other persons and entities signing the Note in whatever capacity.

      Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, chattel mortgage, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise.

      Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

      Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules or regulations adopted pursuant thereto.

      Event of Default. The words "Event of Default" mean any of the Events of Default set forth in this Agreement in the default section of this Agreement.

      GAAP.  The word "GAAP" means generally accepted accounting principles.

      Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

      Guarantor.   The  word  "Guarantor"  means  any  guarantor,   surety,  or
      accommodation party of any or all of the Loan.

      Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

      Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness, and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, and without limitation,

                             BUSINESS LOAN AGREEMENT
                                   (Continued)

================================================================================

      the term "indebtedness" includes all amounts identified in the Revolving Line of Credit and Future Advances paragraphs as contained in one or more of the Related Documents.

      Lender. The word "Lender" means Commerce Bank, N.A., its successors and assigns.

      Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

      Note. The word "Note" means the Note executed by Borrower in the principal amount of $500,000.00 dated November 15, 1999, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

      Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent;
      (4) purchase and money liens or purchase money security interests upon which any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

      Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

      Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

      Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

                             BUSINESS LOAN AGREEMENT
                                   (Continued)

================================================================================

--------------------------------------------------------------------------------
Borrower's   NO ORAL AGREEMENTS. This written agreement is  the final expression
Initials:    of  the  agreement  between  Lender  and  Borrower  and  may not be contradicted by evidence of any prior oral agreement or of a contemporaneous oral agreement between Lender and Borrower.

  /s/ SKM    NONSTANDARD TERMS.  The  following  space  contains all nonstandard
  _______    terms,  including  all  previous  oral agreements,  if any, between
             Lender and Borrower:
------------
Lender's
Initials:

  _______    By  initialing  the  boxes  to  the  left,   Lender  and   Borrower
             affirm that no unwritten  oral  agreement  exists between them.
--------------------------------------------------------------------------------


BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED NOVEMBER 15, 1999.

BORROWER:



GENERAL FINANCIAL SERVICES, INC.

By:/s/ Steve K. Miller
   _____________________________________
   Steve K. Miller, President/Secretary of General
   Financial Services, Inc.


LENDER:

COMMERCE BANK, N.A.



x_________________________________________
 Authorized Signer

                               PROMISSORY NOTE

------------------- --------------- ---------------- ------------ ------- ------------- ------------ ----------- ----------
    Principal         Loan Date        Maturity        Loan No     Call    Collateral     Account     Officer    Initials
   $500,000.00        11-15-1999      11-01-2000        0001       4A0        0002        2200002      64605
------------------- --------------- ---------------- ------------ ------- ------------- ------------ ----------- ----------
   References in the shaded area are for  Lender's use only and do not limit the applicability of this document to any particular loan or item.
      Any  item  above   containing  "***"  has  been  omitted  due  to  text  length limitations.
---------------------------------------------------------------------------------------------------------------------------

Borrower:  General Financial Services, Inc.  Lender: Commerce Bank, N.A.
           8441 E. 32nd Street                       Independence Banking Center
           Wichita, KS  67226                        125 N. Penn
                                                     PO Box 687
                                                     Independence, KS  67301
================================================================================

Principal               Initial              Date of
Amount:   $500,000.00   Rate:       9.250%   Note:        November 15, 1999


PROMISE TO PAY. General Financial Services, Inc. ("Borrower") promises to pay to Commerce Bank, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on November 1, 2000. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning December 1, 1999, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an Index which is the per annum rate from time to time announced by lender at its main office as the prime rate, or as the case may, the base, reference or other rate then in use for commercial loan reference purposes, not necessarily the lowest or even a favored rate, which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, (the "Index"). Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each say. Rates of interest tied to the Index shall change with and be effective on the date of each change in the Index. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1,000 percentage point over the Index, resulting in an initial rate of 9.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

                               PROMISSORY NOTE
                                 (Continued)

================================================================================

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full," "without recourse," or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Commerce Bank, N.A.; Independence Banking Center; 125 N. Penn; PO Box 687; Independence, KS 67301.

LATE CHARGE. If a payment is 15 days or more late Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is less.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 4,000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment when due under this Note.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

      False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

                               PROMISSORY NOTE
                                 (Continued)

================================================================================

      Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

      Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

      Adverse  Change.   A  material   adverse  change  occurs  in  Borrower's
      financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

      Insecurity.  Lender in good faith believes itself insecure.

      Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:
      (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                               PROMISSORY NOTE
                                 (Continued)

================================================================================

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else who is not Lender's salaried employee to help collect the loan if Borrower does not pay. Borrower will be liable for all reasonable costs incurred in the collection of the loan, including but not limited to, court costs, attorneys' fees and collection agency fees, except that such costs of collection shall not include recovery of both attorneys' fees and collection agency fees.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Kansas. This Note has been accepted by Lender in the State of Kansas.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: Steve K. Miller, President/Secretary of General Financial Services, Inc.; and Fadl Mashnouk, Vice President of General Financial Services, Inc. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

                               PROMISSORY NOTE
                                 (Continued)

================================================================================

DISCRETIONARY LINE OF CREDIT. Notwithstanding any other provisions contained in this Line of Credit Note to the contrary, Borrower acknowledges and agrees that any and all advances under this Line of Credit Note may be made or withheld in the sole discretion of Lender. Borrower is not obligated to borrow under this Line of Credit Note, nor is Lender obligated to honor any request(s) for advances; this Line of Credit Note is executed merely to facilitate the easier extension of credit, and may be canceled by Borrower or Lender at any time, with or without cause or excuse.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

--------------------------------------------------------------------------------

 Borrower's Initials  NO ORAL  AGREEMENTS.  This written  agreement is the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence or any prior oral agreement or of a contemporaneous oral agreement between Lender and Borrower.

    /s/ SKM           NONSTANDARD   TERMS.  The  following  space  contains  all
    _______           nonstandard    terms,    including   all   previous   oral
                      agreements, if any, between Lender and Borrower:
----------------------

  Lender's Initials



    ____________      By initialing  the boxes to the left,  Lender and Borrower affirm that no unwritten oral agreement exists between them.

--------------------------------------------------------------------------------

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

                               PROMISSORY NOTE
                                 (Continued)

================================================================================

BORROWER:



GENERAL FINANCIAL SERVICES, INC.

By: /s/ Steve K. Miller
    _______________________________________
    Steve K. Miller, President/Secretary of
    General Financial Services, Inc.

================================================================================